Exhibit 99.2

O-I Earnings Presentation Full Year and Fourth Quarter 2010 Owens-Illinois, Inc.

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information in this presentation regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting, and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This news release contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including the expropriation of the Company’s operations in Venezuela, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, (14) the Company’s ability to further develop its sales, marketing and product development capabilities, and (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations and events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this news release are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this news release. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. Al Stroucken Chairman and CEO Ed White SVP and CFO

2010 Results Business Discussion Full Year 2010: Transitioned from margin repair to growth strategy Adjusted EPS was $2.60/sh, $2.61/sh in 2009 Shipments down 1% from 2009 Underlying shipments up ~2% (2) Manufacturing costs down, non-operating costs up Venezuela treated as discontinued operations Acquired 10 plants, built 3 new furnaces Fourth Quarter 2010: Adjusted EPS was $0.45/sh, $0.43/sh in 4Q09 Lower manufacturing costs, higher non-operating costs Shipments flat YoY Purchased 3 plants in China 2011 Business Outlook (YoY basis): Higher shipments and production operating rates Higher selling prices partially offset cost inflation Higher other expense (sales, pension, interest) Free cash flow ~ $300M Adjusted Net Earnings Per Share (1) 1 EPS exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations, including discontinued operations, and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. 2 Excludes the net effect of additional volume from acquisitions and volume loss tied to contract renegotiations effective in 2010. 0.43 2.61 0.45 2.60 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 4Q09 4Q10 FY09 FY10

Higher Segment Operating Profits Driven by South America Business Discussion ($ Millions) ($ Millions) Full Year Segment Operating Profit Fourth Quarter Segment Operating Profit 11.4% 11.8% 13.6% 14.6% 21.0% 23.0% 14.2% 14.2% 5.5% 7.6% 6.9% 12.2% 21.1% 23.4% 17.8% 13.2% Margin: Total 2010: $964M 14.6% 2009: $891M 13.5% Total 2010: $221M 12.9% 2009: $174M 10.0% 282 131 145 333 324 224 141 275 $0 $100 $200 $300 $400 $500 Europe North America South America Asia Pacific FY09 FY10 33 53 48 40 50 82 36 53 $0 $25 $50 $75 $100 Europe North America South America Asia Pacific 4Q09 4Q10

Investing In Future Profitable Growth Business Discussion Increasing Capacity in Emerging Markets Expanding in Fast Growing Emerging Markets 1 This acquisition is a joint venture. South America China & SE Asia (# Furnaces) 23 9 20 15 0 5 10 15 20 25 30 2007 2010 2007 2010 Additional 2010 Activity Countries Plants Furnaces Acquisitions CIV Brazil 3 5 Malaya Glass China/Vietnam/Malaysia(1) 3 6 Rixin China 2 7 Jiaxin China 1 2 Rosario Argentina 1 1 10 21 Plant Expansions Rosario Argentina - 1 Lima Peru - 1 Auckland New Zealand - 1 - 3 Total Acquisitions/Expansions 10 24

Improved Operational Results Offset by Non-operational Costs Financial Review 1 Reportable segment sales exclude $10 million of revenue, principally for the Company’s global equipment sales business. 2 Contractual cost pass-through provisions also include the transfer of third-party costs, such as shipping, to customers in North America. 3 Includes approximately $58 million of sales and approximately $17 million of segment operating profit from acquisitions. 4 Includes approximately $20 million of cost inflation. 5 Primarily due to the Company’s repurchase of approximately 6 million shares during 1H10. Reportable Segments Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) 4Q09 $1,732 $174 $0.43 Price Price and product mix 1 1 - Cost pass-through provision (2) (3) - - Sales volume (3) 17 7 0.03 Manufacturing and delivery (4) - 35 0.16 Operating expenses and other - 4 0.02 Currency translation and re-measurement (29) - - Operational (14) 47 0.21 Retained corporate costs - - (0.09) Net interest expense - - (0.08) Effective tax rate - - (0.04) Share count (5) - - 0.02 Non-Operational - - (0.19) Total reconciling items (14) 47 0.02 4Q10 $1,718 $221 $0.45

Balance Sheet, Cash Flow, and Asbestos Review Financial Review Highlight of Select Balance Sheet and Cash Flow Items (1) ($ Millions) 1 All information presented is from continuing operations only. 2 Total debt less cash divided by bank credit agreement EBITDA. The FY10 and FY09 ratios were calculated excluding the impact of the discontinued Venezuelan operations. Current bank covenants require a maximum ratio of 3.95x. Asbestos New Filings and Pending Cases ($11) $190 $179 ($10) $180 $170 ($4) $65 $61 $93 $407 $500 ($222) $322 $100 ($10) $540 $530 0 5,000 10,000 15,000 20,000 2006 2007 2008 2009 2010 Pending New FY10 FY09 Inc (Decr) Cash $640 $755 ($115) Debt $4,278 $3,608 $670 Net Debt $3,638 $2,853 $785 Net Debt to EBITDA (2) 2.85x 2.45x 0.40x Under-funded Pension Free Cash Flow Capital Expenditures Restructuring Payments Asbestos Non-Cash Asbestos Charge Asbestos Payments

2011 Free Cash Flow Approximately $300 Million

Business Outlook

Favorable / Unfavorable
Impact on Earnings

Year-over-Year	1Q11 vs 1Q10	FY11 vs FY10	2011 Annual Comments ($ pre-tax)
Price/Product Mix	↑	↑	▪ Price / Product mix: up to +1% • Up across all regions
Sales Volume	↑	↑	▪ Volume: +5% to 10% • Includes organic and acquisition growth
Cost Inflation	↓	↓	▪ Cost inflation: $150 to $180M • Higher soda ash, energy, labor costs
Other Mfg and Delivery Costs	↑	↑	▪ Improved Operating Leverage ▪ Moderate Productivity/Logistic Improvement ▪ Footprint Savings: +$30 to $35M
Other Costs	↓	↓	▪ OpEx / Corp: +$70 to $80M • Includes non-cash pension exp: +$20M ▪ Net interest expense: +$35M
Free Cash Flow	Not Provided	↑	▪ Free Cash Flow: ~ $300M • Capital expenditures: ~ $350M • Restructuring payments: ~ $20M • Pension contributions: ~$60M • Asbestos payments: ~$170M

Note: All items are estimates, all estimates are approximates, estimates are subject to change throughout the year. Reported results can be significantly affected by changing foreign currency exchange rates.

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Concluding Remarks and Q&A 2010 Was a Transition Year for O-I Concluded three year pricing restoration and restructuring program Shifted focus to profitable growth in emerging markets Strategy to Drive Continued Profitable Growth in 2011 Continued acquisitions and plant expansions in attractive emerging markets Further develop our sales and marketing capabilities Drive innovation to create greater value for our customers Continue to drive further operational excellence Expect Improved 2011 Results and Significantly Higher Free Cash Flow

Appendix

Reconciliation of GAAP to non-GAAP Items

$ Millions, except per-share amts	Three months ended December 31				Twelve months ended December 31			
	2010		2009		2010		2009	
	Earnings	EPS	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings (loss) from continuing ops. attributable to the Company	$ (83)	$ (0.51)	$ (169)	$ (1.01)	$ 258	$ 1.55	$ 110	$ 0.65
Items that management considers not representative of ongoing operations consistent with Segment Operating Profit								
• Charge for asbestos-related costs	170	1.02	180	1.06	170	1.02	180	1.06
• Acquisition-related fair value inventory adjustments and restructuring, transaction, and financing costs	18	0.11			27	0.16		
• Charges for restructuring and asset impairment	3	0.02	94	0.55	11	0.07	180	1.05
• Net benefit related to changes in deferred tax valuation allowance	(24)	(0.15)			(24)	(0.15)		
• Charges for currency remeasurement			17	0.10			17	0.10
• Non-cash tax benefit transferred from other comprehensive income (equity)	(8)	(0.05)	(48)	(0.28)	(8)	(0.05)	(48)	(0.28)
• Charges for note repurchase premiums and write-off of finance fees							5	0.03
• Dilutive effect of options and other		0.01		0.01				
Adjusted net earnings	$ 76	$ 0.45	$ 74	$ 0.43	$ 434	$ 2.60	$ 444	$ 2.61
Diluted shares outstanding (millions) [a]	165.8		171.7		167.1		170.5	

(a) – For GAAP purposes in 4Q10 and 4Q09, dilutued earnings per share of common stock were equal to basic earnings per share due to the loss from continuing operations recorded in each period. For adjusted net earnings, diluted and basic average shares differed since those periods reflected adjusted net earnings. Diluted shares outstanding were used to calculate adjusted earnings per share for the three months and full years ending December 31, 2010 and 2009.

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Full Year 2010 Reconciliations 1 Reportable segment sales exclude $37 million of revenue, principally for the Company’s global equipment sales business. 2 Contractual cost pass-through provisions also include the transfer of third-party costs, such as shipping, to customers in North America. 3 Includes $20 million of cost inflation. 4 Primarily due to the Company’s repurchase of approximately 6 million shares during 1H10. Reportable Segments Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) Full Year 2009 $6,606 $891 $2.61 Price Price and product mix 5 5 0.02 Cost pass-through provision (2) (30) - - Sales volume (61) 7 0.03 Manufacturing and delivery (3) - 38 0.16 Operating expenses and other 7 0.04 Currency translation and re-measurement 76 16 0.07 Operational (10) 73 0.32 Net interest expense - - (0.16) Retained corporate costs - - (0.10) Non controlling interests - - (0.04) Effective tax rate - - (0.08) Share count (4) - - 0.05 Non-Operational - - (0.33) Total reconciling items (10) 73 (0.01) Full Year 2010 $6,596 $964 $2.60

Free Cash Flow (1) Free Cash Flow equals cash provided by continuing operating activities less capital spending from continuing operations. $ Millions Three months ended December 31 Twelve months ended December 31 2010 2009 2010 2009 Net earnings (loss) $ (405) $ (152) $ (5) $ 198 Less: Loss (earnings) from disc. operations 331 (10) 300 (66) Earnings (loss) from continuing operations (74) (162) 295 132 Non-cash charges: Depreciation and amortization 109 104 410 395 Asbestos-related costs 170 180 170 180 Restructuring and asset impairment 5 100 13 207 All other non-cash charges 28 7 104 65 Payments and other reconciling items: Asbestos-related payments (65) (68) (179) (190) Restructuring payments (12) (25) (61) (65) Change in components of working capital 74 165 (71) 156 Change in non-current assets and liabilities (5) (73) (81) (151) Cash provided by continuing operating activities 230 228 600 729 Additions to PP&E for continuing operations (111) (227) (500) (407) Free Cash Flow (1) $ 119 $ 1 $ 100 $ 322

Financials for Discontinued Operations Selected Financial Highlights ($ Millions) Adjusted Net Earnings Per Share (a) The Company deemed its Venezuelan subsidiary as a discontinued operations in 4Q10. Therefore, differences between reported results and results from continuing operations exist only through 3Q10. 0.95 0.90 0.45 0.90 0.50 0.49 0.94 0.55 0.89 0.84 0.45 0.83 0.48 0.43 0.84 0.45 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Reported Continuing Ops.  FULL YEAR YTD 3Q(a) 2008 2009 2010 Sales Reported $7,885 $7,067 $5,034 Venezuela (345) (415) (129) Continuing $7,540 $6,652 $4,905 EBIT Reported $772 $518 $712 Venezuela (109) (99) (40) Continuing $663 $419 $672 Adjusted Reported $3.80 $2.93 $2.29 EPS Venezuela ($0.45) ($0.32) ($0.14) Continuing $3.35 $2.61 $2.15 Free Reported $395 $372 $13 Cash Venezuela (75) (50) (32) Flow Continuing $320 $322 $ (19)

Pro Forma Net Earnings – Venezuela Discontinued Ops Three months ended September 30, 2010 Dollars in millions As Reported Pro Forma Adjustments Pro Forma Adjusted Earnings before income taxes $208 $20 $188 Provision for income taxes (57) (5) (52) Net earnings 151 15 136 Net earnings attributable to noncontrolling interests (12) (3) (9) Net earnings attributable to the Company $139 $12 $127 Three months ended June 30, 2010 Dollars in millions As Reported Pro Forma Adjustments Pro Forma Adjusted Earnings before income taxes $210 $16 $194 Provision for income taxes (55) (3) (51) Net earnings 155 12 143 Net earnings attributable to noncontrolling interests (14) (3) (11) Net earnings attributable to the Company $141 $9 $132 Three months ended March 31, 2010 Dollars in millions As Reported Pro Forma Adjustments Pro Forma Adjusted Earnings before income taxes $129 $5 $123 Provision for income taxes (34) (2) (32) Net earnings 94 3 91 Net earnings attributable to noncontrolling interests (9) 0 (9) Net earnings attributable to the Company $85 $3 $82